                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                 ------------

                                  FORM 8-K/A

                                AMENDMENT NO.1

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  OCTOBER 7, 1996



                       AMERICAN ARTISTS FILM CORPORATION
             -----------------------------------------------------
             (Exact name of registrant as specified in its charter)



          MISSOURI                      000-20759               43-1717111
----------------------------     -----------------------      --------------
(State or other jurisdiction     (Commission File Number)     (IRS Employer
      of incorporation)                                       Identification
                                                                  Number)



          1245 FOWLER ST., N.W., ATLANTA, GEORGIA         30318
          ----------------------------------------     ----------
          (Address of principal executive offices)     (Zip Code)



     Registrant's telephone number, including area code    (404) 876-7373
                                                         -----------------


                               SETAB ALPHA, INC.
                244 B GREENYARD DRIVE, BALLWIN, MISSOURI  63011
         -------------------------------------------------------------
         (Former name or former address, if changed since last report)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     (A) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The Financial Statement information required by Item 7 is hereby incorporated by reference from the Company's Form 10-KSB for the year ended July 31, 1996.


                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN ARTISTS FILM CORPORATION


                                       By: /s/ Steven D. Brown
                                           ------------------------------
                                           Steven D. Brown
                                           Chief Executive Officer


Date:  December 20, 1996